MARCH 1, 2018

SUPPLEMENT TO

THE HARTFORD MUNICIPAL OPPORTUNITIES FUND

SUMMARY PROSPECTUS DATED MARCH 1, 2018

AND
HARTFORD FIXED INCOME FUNDS PROSPECTUS

DATED MARCH 1, 2018

This Supplement contains new and additional information and should be read in connection with your Summary Prospectus and Statutory Prospectus.

The above referenced Summary Prospectus and Statutory Prospectus reflect the addition of Class Y shares to The Hartford Municipal Opportunities Fund, which will be offered to shareholders on June 1, 2018.  Accordingly, until June 1, 2018, Class Y shares of The Hartford Municipal Opportunities Fund will not be available for purchase.

This Supplement should be retained with your Summary Prospectus and Statutory Prospectus for future reference.

HV-7359	March 2018